ASSIGNMENT OF OIL AND GAS LEASES

STATE OF TEXAS)
) KNOW ALL PERSONS BY THESE PRESENTS:
COUNTY OF EDWARDS)

Nathan Oil Partners, LP whose address is 3rd Floor, 346 Kensington High Street, London W14 8NS, UK ("Assignor"), for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, does hereby GRANT, BARGAIN, SELL, TRANSFER, ASSIGN and CONVEY unto Chesapeake Exploration Limited Partnership, an Oklahoma limited partnership, whose mailing address is P.O. Box 18496, Oklahoma City, Oklahoma 73154-0496, ("Assignee"), all of Assignor's right, title and interest as shown on Exhibit "A" attached hereto and made a part hereof ("said leases").

This Assignment is made without warranty of title, express or implied, other than by, through and under Assignor. This Assignment is subject to the reservations, conditions and covenants, if any, provided for herein; the terms and conditions of said leases; and is subject to all existing leasehold burdens of record.

This Assignment is subject to all the applicable terms and provisions of that certain unrecorded Letter Agreement dated April 3, 2006, by and between Assignor and Assignee.

The terms, covenants and conditions hereof shall be binding upon and shall insure to the benefit of Assignor and Assignee, their respective successors, heirs and assigns; and such terms, covenants and conditions shall be covenants running with said leases and with each transfer or assignment of said leases, or interest therein.

IN WITNESS WHEREOF, this instrument is dated the 9th day of JUNE, 2006, but effective as of the date of each of the said leases.

NATHAN OIL PARTNERS, LP,
a Texas limited partnership

By: [signature]
Rick Jeffs, Manager
Nathan Oil Operating Co., LLC,
a Texas limited liability company, General Partner

~~STATE~~ PROVINCE OF BRITISH COLUMBIA)
)§
COUNTY OF VANCOUVER)

This instrument was acknowledged before me on this 9th day of JUNE, 2006, by Rick Jeffs, as Manager, Nathan Operating, LLC, as General Partner, of Nathan Oil Partners, L.P., a Texas limited partnership on behalf of said limited partnership.

[signature]
Notary Public

RENE DAIGNAULT
Barrister & Solicitor
6th Floor, 1100 Melville Street
Vancouver, B.C. V6E 4A6
Tel: 604-648-0527

LIFETIME
My Commission Expires:

Exhibit "A"

Attached to and made a part of that certain Assignment of Oil and Gas Leases from Nathan Oil Partners, LP, as Assignor, to Chesapeake Exploration Limited Partnership, as Assignee, dated_______________, 2006, covering lands located in Edwards County, Texas.

Description of Leases:

Lessor:	The Allar Company, et al
Lessee:	Nathan Oil Partners, LP
Lease Date:	February 1, 2002
Recorded:	Volume 202, Page 443
Legal Desc:	All of Sections 34, 35, 36, 37, 38, 39, 46, 47, 48, 49, 50 and the S/2 of Sections 59 and 60, Block 3, GWT&P RR Co. Survey

Lessor:	Anita V. Driver, individually and as administrix of the Estate of Irene W. Vargas, dec'd.
Lessee:	Nathan Oil Partners, LP
Lease Date:	February 4, 2002
Recorded:	Volume 202, Page 461
Legal Desc:	790.2 acres of land, more or less, being all of Survey 16, A-1493, Block V-11, Original Grantee, Alfonso Garcia, save and except the North 990 varas of the said Survey 16 and 160.0 acres out of the Southeast corner of Survey 16, leaving herein 790.2 acres of land, more or less

This Legal Description covers the next six (6) leases:

Legal Desc:	Being 650.9 acres of land, more or less, being the Southern portion of Section 62 and the Northern portion of Section 59, Block III of GWT&P RR Co. Survey

Lessor:	Pam Rhoades Davis
Lessee:	Nathan Oil Partners, LP
Lease Date:	February 8, 2002
Recorded:	Volume 202, Page 466

Lessor:	Richard Nichols
Lessee:	Nathan Oil Partners, LP
Lease Date:	February 8, 2002
Recorded:	Volume 202, Page 471

Lessor:	Eddie Thomas
Lessee:	Nathan Oil Partners, LP
Lease Date:	February 8, 2002
Recorded:	Volume 202, Page 476

Lessor:	Candice Baggett
Lessee:	Nathan Oil Partners, LP
Lease Date:	February 8, 2002
Recorded:	Volume 202, Page 481

Lessor:	Dale Robert Rhoades, Jr.
Lessee:	Nathan Oil Partners, LP
Lease Date:	February 8, 2002
Recorded:	Volume 202, Page 486

Lessor:	Margie L. Rhoades, attorney-in-fact for Dale R. Rhoades, aka Dale Robert Rhoades
Lessee:	Nathan Oil Partners, LP
Lease Date:	February 8, 2002
Recorded:	Volume 202, Page 491